                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed by the Registrant  [_]

Filed by a Party other than the Registrant  [X]

Check the appropriate box:

[_]   Preliminary Proxy Statement                            [_]   Confidential, For Use of the Commission Only
[_]   Definitive Proxy Statement                                   (as permitted by Rule 14a-6(e)(2))
[_]   Definitive Additional Materials
[X]   Soliciting Material Pursuant to Rule 14a-12

                     COMPUTER ASSOCIATES INTERNATIONAL, INC.
                (Name of Registrant as Specified in its Charter)

                             RANGER GOVERNANCE, LTD.
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)    Title of each class of securities to which transaction applies:
                                                                             ----------------------------------
      (2)    Aggregate number of securities to which transaction applies:
                                                                          -------------------------------------
      (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                                                            -----------------------------------
      (4)    Proposed maximum aggregate value of transaction:
                                                              -------------------------------------------------
      (5)    Total fee paid:
                             ----------------------------------------------------------------------------------

[_]   Fee paid previously with preliminary materials.

[_]   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)    Amount previously paid:
                                     --------------------------------------------------------------------------
      (2)    Form, Schedule or Registration Statement No.:
                                                           ----------------------------------------------------
      (3)    Filing Party:
                           ------------------------------------------------------------------------------------
      (4)    Date Filed:
                         --------------------------------------------------------------------------------------

                                EXPLANATORY NOTE

         Ranger Governance, Ltd., a Texas limited partnership ("Ranger") is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission in connection with a solicitation of proxies (the "Solicitation") in support of electing Ranger nominees to the board of directors of Computer Associates International, Inc. ("Computer Associates") at the 2001 annual meeting of stockholders of Computer Associates.

Table of Contents
-----------------

         Ranger Press Release...........................................................   Item 1

         Ranger Media Advisory..........................................................   Item 2

Content of Items 1 - 2
----------------------


                SAM WYLY CALLS COMPUTER ASSOCIATES' TOP MANAGERS
                'ARROGANT' FOR IGNORING MAJORITY OF SHAREHOLDERS


Dallas, Texas, June 25, 2001 - Ranger Governance, Ltd. today issued the following statement by Sam Wyly regarding Computer Associates' (NYSE: CA) efforts to use the support of its largest shareholder Walter Haefner as an excuse to ignore all other shareholders.

"It is the height of arrogance for Wang and Kumar to publicize Walter Haefner's pledge of support as a way to intimidate other shareholders from casting their vote against this inept management. It is exactly this kind of autocratic attitude that has caused management to ignore and abuse all CA shareholders by destroying shareholder value over the past five years.

"This is an election, and, so far, no votes have been cast. If the last Presidential election holds any lesson, it's that every vote really does count, and carrying California does not necessarily mean you win.

"I have the highest respect and admiration for Walter Haefner, and that will not change regardless of how he ultimately votes. Walter's CA stock comes from his investment in a company I founded, University Computing, whose products continue to be the heart of CA's systems software.

"Wang and Kumar have reported to him obediently at the end of each quarter - as if he were the Company's only shareholder - and they care little about all of the other shareholders.

"Based on what investors are telling us, we believe there will be overwhelming support for our proposal to elect new, independent, proven leadership for CA, and for our plan to remake Computer Associates into a growth company. Usually shareholders have no choice: the incumbents have a monopoly. This time the owners have a choice."

Ranger Governance, a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, announced on June 21st that it has initiated a proxy solicitation of the stockholders of Computer Associates, nominating a slate of replacements for the Company's current Board of Directors, and proposing a comprehensive restructuring plan to maximize shareholder value, position Computer Associates for future growth, and dramatically improve its relations with customers, employees and investors.

About Ranger Governance, Ltd.

Ranger Governance is an affiliate of Ranger Capital Group, a multi-manager investment fund based in Dallas, Texas. More information about Ranger Governance is available at www.rangergov.com.

Contact:
Michael Gross or Eric Andrus
212.484.7634

IMPORTANT INFORMATION

Ranger Governance plans to file a proxy statement with the Securities and Exchange Commission relating to Ranger Governance's solicitation of proxies from the stockholders of Computer Associates with respect to the Computer Associates 2001 annual meeting of stockholders. RANGER GOVERNANCE ADVISES SECURITY HOLDERS TO READ ITS PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Ranger's proxy statement will be available for free at www.sec.gov, along with any other relevant documents. You may also obtain a free copy of Ranger's proxy statement, when it becomes available, by writing to Ranger Governance at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, by contacting Morrow & Co., Inc. at 212-754-8000, or at www.rangergov.com. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates' shareholders is available in the Soliciting Materials on Schedule 14A filed by Ranger Governance with the SEC.

                                     # # # #

MEDIA ADVISORY
--------------

                     RANGER GOVERNANCE TO WEBCAST CONFERENCE
               WITH INSTITUTIONAL INVESTORS AND FINANCIAL ANALYSTS
                         ON PLAN FOR COMPUTER ASSOCIATES

Dallas, Texas, June 25, 2001 - Ranger Governance, Ltd. will Webcast live a meeting with institutional investors and financial analysts at which Sam Wyly will discuss Ranger's plan for Computer Associates International, Inc. (NYSE:
CA).

The Webcast will be held on Tuesday, June 26, 2001 from 8:10 a.m. to 9:30 a.m.
                            --------------------------------------------------
EST, and will be available at www.rangergov.com.  Participants will include:
---

 .    Sam Wyly, Manager, Ranger Capital and Founder of University Computing
     Company, Sterling Software, Sterling Commerce and other companies;

 .    Stephen Perkins, Member of Ranger Governance's proposed Board for Computer
     Associates and Co-Founder of Sterling Commerce; and

 .    George Ellis, Advisor to Ranger Governance and former CFO of Sterling
     Software.

Ranger Governance announced on June 21 that it has initiated a proxy solicitation of the stockholders of Computer Associates, nominating a slate of replacements for the Company's current Board of Directors, and proposing a comprehensive restructuring plan to maximize shareholder value, position Computer Associates for future growth, and dramatically improve its relations with customers, employees and investors.

Ranger Governance is an affiliate of Ranger Capital Group, a multi-manager investment fund based in Dallas, Texas. More information about Ranger Governance is available at www.rangergov.com.

Contact:
Michael Gross or Eric Andrus
212.484.7634

Important Information

Ranger Governance plans to file a proxy statement with the Securities and Exchange Commission relating to Ranger Governance's solicitation of proxies from the stockholders of Computer Associates with respect to the Computer Associates 2001 annual meeting of stockholders. RANGER GOVERNANCE ADVISES SECURITY HOLDERS TO READ ITS PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Ranger's proxy statement will be available for free at www.sec.gov, along with any other relevant documents. You may also obtain a free copy of Ranger's proxy statement, when it becomes available, by writing to Ranger Governance at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, by contacting Morrow & Co., Inc. at 212-754-8000, or at www.rangergov.com. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates' shareholders is available in the Soliciting Materials on Schedule 14A filed by Ranger Governance with the SEC.

                                     # # # #

                              IMPORTANT INFORMATION

         Ranger plans to file a proxy statement with the Securities and Exchange Commission relating to Ranger's solicitation of proxies from the stockholders of Computer Associates with respect to the Computer Associates 2001 annual meeting of stockholders. RANGER ADVISES SECURITY HOLDERS TO READ RANGER'S PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Ranger's proxy statement will be available for free at www.sec.gov, along with any other relevant documents, including the soliciting material that identifies the participants in Ranger's solicitation and describes their interests. You may also obtain a free copy of Ranger's proxy statement, when it becomes available, by writing to Ranger at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, calling Morrow & Co., Inc. at (212) 754-8000 or visiting Ranger's web site at www.rangergov.com. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the Solicitation is available in soliciting materials on Schedule 14A filed by Ranger with the Securities and Exchange Commission.